UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-22517
GAI Corbin Multi-Strategy Fund, LLC
 (Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
 401 South Tryon Street
                                Charlotte, NC  28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Legal Department
 J9201-210
200 Berkeley Street
                          Boston, MA  02116
 (Name and address of agent for service)
Registrant's telephone number, including area code: (866) 440-7460
Date of fiscal year end:  March 31
Date of reporting period:  March 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Corbin Multi-Strategy Fund, LLC
Financial Statements as of and for the
Year Ended March 31, 2018 with
Report of Independent Registered Public Accounting Firm

GAI Corbin Multi-Strategy Fund, LLC

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Statement of Cash Flows	9

Financial Highlights	11

Notes to Financial Statements	13

Supplemental Information	29

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers of
GAI Corbin Multi-Strategy Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and net assets of GAI Corbin Multi-Strategy Fund, LLC (the Fund), including the schedule of investments, as of March 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2018, by correspondence with the custodian, underlying managers and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wells Fargo Investment Institute, Inc. Global Alternative Investment Funds since 2008.
Boston, Massachusetts
May 29, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity

GAI Corbin Multi-Strategy Fund, LLC Schedule of Investments As of March 31, 2018

Strategy	Investments	Cost	Fair Value
	Investment Funds – 89.28%
	Asset-Backed Securities – 12.53%
	East Lodge Capital Credit Opportunities Fund Ltd.	$5,253,948	$6,289,098
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	1,271,322	1,303,379
	Serengeti Lycaon Overseas Ltd.	4,599,402	7,786,219
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP*	2,715,658	3,290,720
			18,669,416
	Equity Special Situations – 7.96%
	Ironsides Partners Special Situations Offshore Fund Ltd.*	30,880	31,923
	Jet Capital Concentrated Offshore Fund, Ltd.	799,282	971,612
	Jet Capital Select Opportunities Offshore Fund, Ltd.	3,100,000	3,112,192
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	50,573	47,116
	Senator Global Opportunity Offshore Fund II Ltd.	4,375,000	5,021,776
	Senator Global Opportunity Offshore Fund Ltd.	2,216,271	2,674,233
			11,858,852
	Event Driven/Distressed – 21.14%
	Anchorage Capital Partners Offshore, Ltd.	7,362,320	9,914,258
	Archer Capital Fund LP	9,334	4,553
	Centerbridge Credit Partners Offshore, Ltd.	99,270	152,205
	Garrison Special Opportunities Fund LP	110,758	50,261
	New Point VII Ltd.*	7,960	116,628
	Redwood Argentina Offshore Fund, Ltd.	105,842	134,658
	Redwood Offshore Fund, Ltd.	8,967,586	13,314,545
	Tor Asia Credit Fund	6,000,000	7,097,905
	West Face Long Term Opportunities Fund, Ltd.	363,090	728,955
			31,513,968
	Global Macro – 10.79%
	Autonomy Global Macro Fund Ltd.	6,334,117	9,307,285
	D.E. Shaw Oculus International Fund	5,326,248	6,762,669
	Tyticus Partners II Ltd.	83,103	7,442
			16,077,396
	Long/Short Equity – 21.40%
	Cadian Offshore Fund Ltd.	4,291,522	6,415,392
	Marble Arch Offshore Partners Ltd.	4,036,570	4,781,446
	Pelham Long/Short Fund Ltd.	5,016,330	8,563,193
	Squadra Equity Fund Ltd.	2,566,380	2,846,806
	SRS Partners, Ltd.	5,696,447	8,545,895
	SRS Special Opportunities Master II L.P.	1,163,532	750,658
			31,903,390

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2018

Strategy	Investments	Cost	Fair Value
Investment Funds – 89.28% (continued)
Relative Value – 15.46%
	D.E. Shaw Composite International Fund	$7,000,000	$11,832,155
	Myriad Opportunities Offshore Fund Ltd.	5,000,000	6,587,126
	Whitebox Asymmetric Opportunities Fund, Ltd.	4,000,000	4,623,390
			23,042,671
Investments in Securities – 4.69%
Equity – 4.69%
	Garrison Capital, Inc.	1,274,585	745,343
	Pershing Square Holdings, Ltd.	6,502,623	3,761,033
	Third Point Offshore Investors Ltd.	1,128,863	1,329,169
	VPC Specialty Lending Investments PLC	1,058,208	1,148,074
			6,983,619

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
	Purchased Options – 0.11%
	Index Options – 0.11%
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,740	4/20/2018	$64,848	$168,857
	Interest Rate Options – 0.00%
	Call Option - OTC - Morgan Stanley Capital Services Inc., Eurodollar future	$99	12/17/2018	2,793	137
	Call Option - OTC - Morgan Stanley Capital Services Inc., Eurodollar future	$99	12/17/2018	1,397	75
					212
	Total Investments (Cost $107,986,062) - 94.08%				140,218,381
	Other Assets and Liabilities, net - 5.92%				8,821,800
	Net Assets - 100.00%				$149,040,181

Percentages shown are stated as a percentage of net assets as of March 31, 2018.

*       Investment Fund is income-producing.

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2018

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	22.75%
Event Driven/Distressed	22.48
Relative Value	16.43
Asset-Backed Securities	13.31
Global Macro	11.47
Equity Special Situations	8.46
Total Investment Funds	94.90
Purchased Options	0.12
Investments in Securities
Equity	4.98
Total Investments in Securities	4.98
100.00%

Credit Default Swaps Outstanding as of March 31, 2018:

Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Upfront Payments (Received)/ Paid	Fair Value(3)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.29	Buy	(5.00)	12/20/2022	$770,000	$36,575	$(51,044)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.29	Buy	(1.00)	12/20/2022	$2,145,000	51,696	(40,405)
						$88,271	$(91,449)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Upfront Payments (Received)/ Paid	Fair Value(3)
Morgan Stanley Capital Services Inc.	Federal Republic Of Germany	Buy	(0.12)	9/20/2018	$114,000	$4,325	$(60)

(1)
If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a fund as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Schedule of Investments (continued) As of March 31, 2018

Written Options Open as of March 31, 2018
Description	Strike Price	Expiration Date	Premium (Received)/Paid	Fair Value
Index Options
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,680	4/20/2018	$(39,951)	$(101,203)

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2018 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Equity Contracts	Purchased option contracts, at fair value	$169,069
Total asset derivative instruments		$169,069

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(91,509)
Equity Contracts	Written index option contracts, at fair value	(101,203)
Total liability derivative instruments		$(192,712)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the year ended March 31, 2018 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$(1,300,008)	$89,713	$—	$(1,210,295)
Foreign Exchange Contracts	—	—	40,533	40,533
Credit Contracts	—	129,440	—	129,440
Total	$(1,300,008)	$219,153	$40,533	$(1,040,322)

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$45,592	$(33,793)	$—	$11,799
Foreign Exchange Contracts	—	—	(2,451)	(2,451)
Credit Contracts	—	(142,304)	—	(142,304)
Total	$45,592	$(176,097)	$(2,451)	$(132,956)

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Statement of Assets, Liabilities and Net Assets As of March 31, 2018

Assets

Investments in Investment Funds, at fair value (cost - $97,952,745)	$133,065,693
Investments in securities, at fair value (cost - $9,964,279)	6,983,619
Purchased option contracts, at fair value (cost - $69,038)	169,069
Total investments	140,218,381
Cash and cash equivalents	7,264,082
Investments in Investment Funds paid in advance	5,000,000
Receivable for investments in Investment Funds sold	4,481,079
Due from broker	156,044
Dividends receivable	26,494
Prepaid expenses and other assets	38,183
Total assets	157,184,263

Liabilities

Tenders payable	6,890,785
Subscriptions received in advance	447,000
Management fee payable	256,404
Written index option contracts, at fair value (proceeds received - $39,951)	101,203
Credit default swaps, at fair value (upfront premiums paid - $92,596)	91,509
Investor Distribution and Servicing Fees payable	13,074
Fund Board fees and expenses payable	3,016
Accrued expenses and other liabilities	341,091
Total liabilities	8,144,082

Net Assets

Total net assets	$149,040,181

Net Assets consist of:

Paid-in capital	$169,104,968
Overdistribution of net investment income	(27,630,684)
Accumulated net realized gain/(loss) on investments	(22,841,098)
Net unrealized appreciation/(depreciation) on investments	30,406,995
Retained deficit	(20,064,787)
Total net assets	$149,040,181

Net Assets per Share

GAI Corbin Multi-Strategy Fund, LLC Class I (1,404,910.607 Shares outstanding)	$100.37
GAI Corbin Multi-Strategy Fund, LLC Class A (85,589.566 Shares outstanding)	$93.79

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Statement of Operations For the Year Ended March 31, 2018

Investment Income

Dividend income	$330,148
Interest	45,628
Total investment income	375,776

Fund Expenses

Management fee	1,719,738
Professional fees	375,039
Administrative and custodian fees	348,820
Commitment fees	160,000
Fund Board fees and expenses	96,341
Investor Distribution and Servicing fee	64,980
Income tax benefit	(87,569)
Other operating expenses	171,785
Total operating expenses	2,849,134
Interest expense	10,433
Total expenses	2,859,567
Net investment loss	(2,483,791)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	9,894,743
Net realized gain/(loss) from investments in securities	227,400
Net realized gain/(loss) on options	(1,300,008)
Net realized gain/(loss) on total return swaps	89,713
Net realized gain/(loss) on credit default swaps	129,440
Net realized gain/(loss) on forward foreign currency exchange contracts	40,533
Net realized gain/(loss) on foreign currency transactions	4,658
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	4,460,874
Net change in unrealized appreciation/(depreciation) from investments in securities	(1,067,888)
Net change in unrealized appreciation/(depreciation) on options	45,592
Net change in unrealized appreciation/(depreciation) on total return swaps	(33,793)
Net change in unrealized appreciation/(depreciation) on credit default swaps	(142,304)
Net change in unrealized appreciation/(depreciation) on foreign currency exchange contracts	(2,451)
Total net realized and unrealized gain/(loss) from investments	12,346,509
Net increase in net assets resulting from operations	$9,862,718

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Operations

Net investment loss	$(2,483,791)	$(3,104,254)
Net realized gain/(loss) on investments	9,086,479	4,632,420
Net change in unrealized appreciation/(depreciation) from investments	3,260,030	16,277,404
Net increase/(decrease) in net assets resulting from operations	9,862,718	17,805,570

Distributions to Shareholders

Distribution of net investment income	(16,156,932)	(3,252,288)

Capital Transactions

Issuance of shares	6,735,000	13,436,000
Reinvestment of distributions	6,027,532	1,111,163
Issuance of shares from reorganization(a)	—	33,765,677
Shares tendered	(45,941,686)	(59,887,354)
Early withdrawal fees	2,776	2,833
Increase/(decrease) in net assets derived from capital transactions	(33,176,378)	(11,571,681)

Net Assets

Total increase/(decrease) in net assets	(39,470,592)	2,981,601
Beginning of year	188,510,773	185,529,172
End of year	$149,040,181	$188,510,773

Overdistribution of net investment income	$(27,630,684)	$(20,528,644)

(a)	Refer to the March 31, 2017 audited financial statements for full disclosure regarding this reorganization.

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Statement of Cash Flows For the Year Ended March 31, 2018

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$9,862,718

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(1,951,608)
Purchases of investments in securities	(330,600)
Purchases of derivative instruments	(3,314,835)
Proceeds from sales of investments in Investment Funds	59,548,938
Proceeds from sales of investments in securities	4,882,689
Proceeds from sales of derivative instruments	2,083,771
Net realized (gain)/loss from investments in Investment Funds	(9,894,743)
Net realized (gain)/loss from investments in securities	(227,400)
Net realized (gain)/loss on options	1,300,008
Net realized (gain)/loss on total return swaps	(89,713)
Net realized (gain)/loss on credit default swaps	(129,440)
Net realized (gain)/loss on forward foreign currency exchange contracts	(40,533)
Net change in unrealized (appreciation)/depreciation from investments in Investment Funds	(4,460,874)
Net change in unrealized (appreciation)/depreciation from investments in securities	1,067,888
Net change in unrealized (appreciation)/depreciation on options	(45,592)
Net change in unrealized (appreciation)/depreciation on total return swaps	33,793
Net change in unrealized (appreciation)/depreciation on credit default swaps	142,304
Net change in unrealized (appreciation)/depreciation on foreign currency exchange contracts	2,451
Decrease in receivable for investments in Investment Funds sold	7,570,308
Increase in due from broker	(50,180)
Decrease in other prepaid expenses and other assets	12,656
Increase in dividends receivable	(6,761)
Decrease in interest receivable	6,006
Increase in investments in Investment Funds paid in advance	(5,000,000)
Decrease in management fee payable	(82,407)
Decrease in Investor Distribution and Servicing Fees payable	(5,526)
Decrease in Fund Board fees and expenses payable	(7,721)
Decrease in accrued expenses and other liabilities	(276,275)
Net cash provided by operating activities	60,599,322

Cash Used in Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $(355,000))	6,380,000
Distributions paid	(10,129,400)
Payments for shares tendered (net of change in payable for tenders of $(11,476,820))	(57,418,506)
Early withdrawal fees	2,776
Proceeds from line of credit	4,000,000
Principal payments on line of credit	(4,000,000)
Net cash used in financing activities	(61,165,130)

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Statements of Cash Flows (continued) For the Year Ended March 31, 2018

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(565,808)
Cash and cash equivalents at beginning of year	7,829,890
Cash and cash equivalents at end of year	$7,264,082

Supplemental Disclosure of Non-Cash Flow Information

Cash paid during the year for interest expense	$10,433
Reinvestment of distributions	$6,027,532

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Financial Highlights

	Class I
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Per Share operating performance:
(For Shares outstanding throughout the year)
Net asset value per Share, beginning of year	$104.92	$97.28	$106.30	$108.89	$108.60

Income/(loss) from investment operations:(a)
Net investment income/(loss)	(1.49)	(1.54)	(1.94)	(2.42)	(2.64)
Net realized and unrealized gain/(loss) from investments	7.53	10.70	(6.54)	4.92	10.38
Total income/(loss) from investment operations	6.04	9.16	(8.48)	2.50	7.74
Less: Distribution of net investment income to Members	(10.59)	(1.52)	(0.54)	(5.09)	(7.45)
Net asset value per Share, end of year	$100.37	$104.92	$97.28	$106.30	$108.89

Total return(b)	5.93%	9.46%	(8.00% )	2.37%	7.26%

Ratios to average net assets:(c)
Gross expenses	1.66%	1.74%	1.90%	1.86%	2.02%
Expenses reimbursed	—	—	—	0.35%	0.37%
Net expenses, including non-reimbursable expenses(d)	1.66%	1.74%	1.90%	2.21%	2.39%
Net investment income/(loss)	(1.44% )	(1.55% )	(1.88% )	(2.21% )	(2.39% )

Net Assets, end of year (in thousands)	$141,013	$178,224	$170,240	$155,360	$132,174

Portfolio turnover rate	1.49%	20.10%	20.58%	11.13%	9.06%

(a)	Based on average Shares outstanding.
(b)	The total return calculation assumes reinvestment of all distributions.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)
Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 2.25% for Class I.
Through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.10% for Class I.
Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.00% for Class I.

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Financial Highlights (continued)

	Class A
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Per Share operating performance: (For Shares outstanding throughout the year)
Net asset value per Share, beginning of year	$99.39	$92.87	$102.21	$105.51	$105.69

Income/(loss) from investment operations:(a)
Net investment income/(loss)	(2.02)	(2.09)	(2.54)	(2.97)	(2.81)
Net realized and unrealized gain/(loss) from investments	7.01	10.13	(6.26)	4.76	10.08
Total income/(loss) from investment operations	4.99	8.04	(8.80)	1.79	7.27
Less: Distribution of net investment income to Members	(10.59)	(1.52)	(0.54)	(5.09)	(7.45)
Net asset value per Share, end of year	$93.79	$99.39	$92.87	$102.21	$105.51

Total return(b)	5.19%	8.70%	(8.63% )	1.76%	7.02%

Ratios to average net assets:(c)
Gross expenses	2.31%	2.46%	2.59%	2.47%	2.26%
Expenses reimbursed	—	—	—	0.35%	0.37%
Net expenses, including non-reimbursable expenses(d)	2.31%	2.46%	2.59%	2.82%	2.63%
Net investment income/(loss)	(2.09% )	(2.27% )	(2.57% )	(2.82% )	(2.63% )

Net Assets, end of year (in thousands)	$8,027	$10,287	$15,289	$14,761	$13,794

Portfolio turnover rate	1.49%	20.10%	20.58%	11.13%	9.06%

(a)	Based on average Shares outstanding.
(b)	The total return calculation assumes reinvestment of all distributions.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)
Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 3.00% for Class A.
Through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.85% for Class A.
Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.75% for Class A.

The accompanying notes are an integral part of these financial statements.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements March 31, 2018

1.  Organization

GAI Corbin Multi-Strategy Fund, LLC (the “Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), since January 4, 2011. The Fund is a closed-end management investment company and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.

Wells Fargo Investment Institute, Inc. (“WFII”) (the “Adviser”), a North Carolina corporation, serves as the investment adviser to the Fund. The Adviser’s Global Alternative Investments (“GAI”) division is responsible for managing the Fund under the advisory agreement. The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the “Subadviser”). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

GAI Special Asset Holdings, Inc. (the “Domestic Blocker”) has been registered as a corporation in the state of Delaware since March 23, 2012. The Domestic Blocker was a wholly-owned subsidiary of the Fund and commenced operations on April 1, 2012. On August 31, 2017, the Adviser recommended, and the Fund’s Board of Managers (the “Fund Board”) approved, a Plan of Complete Liquidation and Dissolution (the “Plan”) of the Domestic Blocker. Under the terms of the Plan, the investments held by the Domestic Blocker were to be sold to unaffiliated third parties or transferred to the Fund, which occurred by October 1, 2017. Effective October 31, 2017, all remaining assets were distributed to the Fund, and all remaining liabilities were satisfied or assumed by the Fund, and the Domestic Blocker was closed and dissolved.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”). The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“FASB ASC 946”), and is following the accounting and reporting guidance found within FASB ASC 946.

(a) Valuation of investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board and in accordance with Accounting Standards Update (“ASU”) 2009-12. The fair value ordinarily will be the value of an interest in an Investment Fund determined and reported by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Additionally, ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A description of each investment by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2018, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

ASU 2015-07 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the Statement of Assets, Liabilities, and Net Assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied.

(b) Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund. However, for the Domestic Blocker, an income tax provision was calculated and is disclosed in the Note 13.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2018.

The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2015, 2016 and 2017 returns are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2017 (the Fund’s last tax-year end), the Fund held a capital loss carryforward of $14,187,995. This capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

(c) Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund’s transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/(depreciation) in its investments in Investment Funds, not as income or expense on the Statement of Operations.

(d) Cash and cash equivalents – The Fund maintains cash in an interest-bearing bank account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(e) Foreign currency translation – The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Realized gains and losses from such translation are included in net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(f) Options purchased – When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(g) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
(h) Futures contracts – The Fund may purchase or sell futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(i) Forward foreign currency exchange contracts – The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

(j) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indices. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indices are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(k) Total return swaps – The Fund may enter into total return swap agreements to exchange one cash return or cash flow for another cash return or cash flow. Swap transactions are stated at fair value with unrealized gains reported as an asset and unrealized losses reported as a liability, netted as appropriate, on the Statement of Assets, Liabilities and Net Assets. A realized gain or loss is recorded upon termination or reset of each total return swap transaction on the Statement of Operations.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
(l) Valuation of derivatives – The Fund has purchased and written index options and credit default swaps which remain outstanding as of March 31, 2018. The fair value of purchased and written index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy. The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(m) Collateralized loan obligations – The Fund may invest in collateralized loan obligations (“CLOs”), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The Fund values CLOs at the “bid” quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(n) Distributions – Distributions will be paid at least annually in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a “Member”) will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member’s broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(o) Use of estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(p) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

(q) Expense limitation agreement – Through June 30, 2019, the Adviser has contractually agreed to limit the Fund’s total annualized ordinary fund-wide operating expenses to 2.00%. Members holding Shares designated as Class I (“Class I Shares”) have no class-specific expenses. Members holding Shares designated as Class A (“Class A Shares”) will pay (in addition to up to 2.00% in fund-wide expenses) an additional annualized amount of up to 0.75% (the “Investor Distribution and Servicing Fee”), for a total of up to 2.75%. Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund’s management fee, start-up, offering and organizational expenses.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of March 31, 2018, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of March 31, 2018, there were no expenses reimbursable by the Adviser.
(r) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated based upon the Fund’s beginning of the month net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross assets at the end of each month.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(s) Due from broker – Due from broker includes cash balances held with the broker and receivables from initial margin related to the Fund’s derivatives trades. Interest may be earned on balances held by the brokers and interest may be charged on debit balances. At March 31, 2018, amounts due from the broker totaled $156,044.

(t) Recent accounting pronouncements – In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules rescind Form N-Q and Form N-SAR and introduce two replacement regulatory reporting forms - Form N-PORT and Form N-CEN. The compliance date for Form N-CEN is June 1, 2018 and compliance should be based on the reporting period end date. The compliance date for Form N-PORT is June 1, 2019 for the Fund. While the Fund is not required to file until April 1, 2019, the Fund must make all information supporting the filing available upon request.

3.  Related Party Transactions

The Fund considers the Adviser, the Fund Board and any entities under common control to be related parties to the Fund. Fees incurred with related parties during the year are disclosed in the Statement of Operations unless otherwise stated and include the following:

(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent’s ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
For the year ended March 31, 2018, the Fund expensed Investor Distribution and Servicing Fees of $64,980. As of March 31, 2018, there were $13,074 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Member must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and, subject to certain exceptions listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2018, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $9,040.

(c) Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended March 31, 2018 are disclosed in Note 4.

(d) Fund Board fees and expenses – For the year ended March 31, 2018, the Fund incurred Fund Board fees, including out of pocket expenses, of $96,341. As of March 31, 2018, amounts payable to the Fund Board were $3,016.

4.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and a commodity trading advisor (“CTA”). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of March 31, 2018, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
In addition, the CFTC and prudential regulators’ margin requirements for uncleared swap transactions have become effective. These proposed requirements may increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. Margin requirements may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of March 31, 2018, the ultimate impact of the margin requirements on the Fund is uncertain.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.

The Fund accrues and pays the Adviser each month a fee (“Management Fee”). Through June 30, 2019, the Adviser has contractually agreed to reduce its Management Fee to one-twelfth of 1.00% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). The Management Fee incurred by the Fund for the year ended March 31, 2018 was $1,719,738. As of March 31, 2018, the Management Fee payable to the Adviser was $256,404. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5.  Investment Transactions

Purchases of investments in Investment Funds for the year ended March 31, 2018 were $1,951,608. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2018 were $59,548,938. Purchases of investments in securities for the year ended March 31, 2018 were $330,600. Proceeds from sales of investments in securities for the year ended March 31, 2018 were $4,882,689.

6.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund’s currency exchange risk, interest rate risk, credit risk and other risks. During the year ended March 31, 2018, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio. The Fund’s hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on the Subadviser’s understanding of the underlying exposures of the applicable Investment Funds. The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, but bring the portfolio in line with the desired posture given the portfolio objectives. All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded. Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today’s pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC. Swaps are agreements to exchange cash flows on or before a specified future date based on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. As of March 31, 2018, the Fund has options and forward contracts, and has entered into total return and credit default swaps. The counterparty for derivative transactions entered into by the Fund is Morgan Stanley Capital Services, Inc.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
The monthly average number of open contracts of options was 33 for the year ended March 31, 2018. The monthly average notional of total return swaps was $1,126,061 for the year ended March 31, 2018. The monthly average notional of credit default swaps was $3,658,042 for the year ended March 31, 2018. The average number of forward foreign currency exchange contracts was 1 for the year ended March 31, 2018.
The Fund’s derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Statement of Assets, Liabilities and Net Assets.

Transactions in options contracts for the year ended March 31, 2018 were as follows:

Options Purchased	Number of Contracts	Cost
Balance at April 1, 2017	48	$68,017
Options purchased	737	1,653,667
Options terminated in closing buy transactions	(81)	(215,696)
Options expired	(665)	(1,436,950)
Balance at March 31, 2018	39	$69,038

Index Options Written	Number of Contracts	Premiums Received
Balance at April 1, 2017	50	$64,098
Options written	1,292	1,563,385
Options terminated in closing sell transactions	(618)	(699,850)
Options expired	(708)	(887,682)
Balance at March 31, 2018	16	$39,951

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of March 31, 2018.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018

		Gross Amounts Presented on Statement of Assets, Liabilities and Net Assets
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Morgan Stanley Capital Services Inc.	ISDA	$—	$(91,509)	$(91,509)	$689,255	$597,746
Morgan Stanley Capital Services Inc.	OTC	169,069	(101,203)	67,866	—	67,866
Total		$169,069	$(192,712)	$(23,643)	$689,255	$665,612

7.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

Complete information about the underlying investments held by certain of the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2018.

The following table summarizes the Fund’s investments in the Investment Funds during the year ended March 31, 2018, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 0% to 2.50% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund’s Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)	Redemptions Permitted*	Primary Geographic Location
Redwood Offshore Fund, Ltd.	10.0%	$13,314,545	$175,532	$1,200,367	Biennial	Cayman Islands
D.E. Shaw Composite International Fund	8.9	11,832,155	1,311,066	—	Quarterly	Cayman Islands
Anchorage Capital Partners Offshore, Ltd.	7.5	9,914,258	(402,746)	889,693	Annually	Cayman Islands
Autonomy Global Macro Fund Ltd.	7.0	9,307,285	(61,852)	521,139	Monthly	Cayman Islands
Pelham Long/Short Fund Ltd.	6.4	8,563,193	281,463	1,116,330	Monthly	Bermuda
SRS Partners, Ltd.	6.4	8,545,895	612,103	876,133	Quarterly	Cayman Islands
Serengeti Lycaon Overseas Ltd.	5.9	7,786,219	471,225	—	Quarterly	Cayman Islands
Tor Asia Credit Fund	5.3	7,097,905	592,252	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	5.1	6,762,669	632,517	—	Quarterly	Cayman Islands
Myriad Opportunities Offshore Fund Ltd.	5.0	6,587,126	839,679	—	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	4.8	6,415,392	(286,460)	1,723,468	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund Ltd.	4.7	6,289,098	675,124	61,810	Quarterly	Cayman Islands
Senator Global Opportunity Offshore Fund II Ltd.	3.8	5,021,776	333,073	88,729	Quarterly	Cayman Islands

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
Investments in Investment Funds (continued)	% of Fund’s Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)	Redemptions Permitted*	Primary Geographic Location
Marble Arch Offshore Partners Ltd.	3.6%	$4,781,446	$(302,461)	$470,101	Quarterly	Cayman Islands
Whitebox Asymmetric Opportunities Fund, Ltd.	3.5	4,623,390	252,872	—	Quarterly	Cayman Islands
VPC Offshore Unleveraged Private Debt Fund Feeder, LP	2.5	3,290,720	20,849	176,738	Not Permitted	Cayman Islands
Jet Capital Select Opportunities Offshore Fund, Ltd.	2.3	3,112,192	39,958	—	Monthly	Cayman Islands
Squadra Equity Fund Ltd.	2.1	2,846,806	428,109	—	Monthly	Cayman Islands
Senator Global Opportunity Offshore Fund Ltd.	2.0	2,674,233	143,001	105,082	Quarterly	Cayman Islands
Perella Weinberg Partners Asset Based Value Offshore Fund LP	1.0	1,303,379	(74,579)	22,880	In Liquidation	Cayman Islands
Jet Capital Concentrated Offshore Fund, Ltd.	0.7	971,612	(882,472)	1,035,915	Monthly	Cayman Islands
SRS Special Opportunities Master II L.P.	0.6	750,658	328,709	—	Quarterly	Cayman Islands
West Face Long Term Opportunities Fund, Ltd.	0.6	728,955	173,314	—	Quarterly	Cayman Islands
Centerbridge Credit Partners Offshore, Ltd.	0.1	152,205	(5,184)	14,931	In Liquidation	Cayman Islands
Redwood Argentina Offshore Fund, Ltd.	0.1	134,658	(30,827)	38,058	Not Permitted	Cayman Islands
New Point VII Ltd.	0.1	116,628	72,446	—	Not Permitted	Bermuda
Garrison Special Opportunities Fund LP	0.0	50,261	(18,807)	(2,135)	In Liquidation	United States
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	0.0	47,116	64,123	(13,662)	In Liquidation	Cayman Islands
Ironsides Partners Special Situations Offshore Fund Ltd.	0.0	31,923	—	—	In Liquidation	Cayman Islands
Tyticus Partners II Ltd.	0.0	7,442	(20,937)	—	In Liquidation	Cayman Islands
Archer Capital Fund LP	0.0	4,553	499	(2,177)	In Liquidation	United States
Drawbridge Special Opportunities Fund, L.P.	—	—	(399,607)	232,438	In Liquidation	United States
Dymon Asia Macro Fund	—	—	(97,254)	52,759	Monthly	Cayman Islands
Guard Macro Offshore Feeder Fund	—	—	312,179	(663,263)	Monthly	Cayman Islands
JHL Capital Group Fund, Ltd.	—	—	4,618	(4,667)	Quarterly	Cayman Islands
Kildonan Castle Global Credit Opportunity Fund Ltd.	—	—	(129,417)	175,264	Quarterly	Cayman Islands
Merion Capital Offshore L.P.	—	—	7,151	130,915	Monthly	Cayman Islands
New Point V Ltd.	—	—	(32,972)	33,456	Not Permitted	Bermuda
Roystone Capital Offshore Fund, Ltd.	—	—	(61,503)	146,039	Quarterly	Cayman Islands
Tekne Offshore Fund, Ltd.	—	—	(430,360)	1,361,460	Quarterly	Cayman Islands
York Credit Opportunities Unit Trust	—	—	(73,550)	105,660	Annually	Cayman Islands
Realized on previously redeemed Investment Funds	—	—	—	1,282	Various	Various
Total Investments in Investment Funds	100.0%	$133,065,693	$4,460,874	$9,894,743

*
Subject to the terms of the offering memorandums of the Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods range from 30 to 180 days.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of such Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds. No such amendments were put in place during the year ended March 31, 2018. As of March 31, 2018, the Fund had unfunded capital commitments of $1,841,577.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2018:

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.
Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.
Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
8.  Fair Value Measurements
The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:
•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.
Investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2018 is as follows:
Description	Total Fair Value at March 31, 2018	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets Purchased Options	$169,069	$169,069	$—	$—
Liabilities
Written Options	(101,203)	(101,203)	—	—
Credit Default Swaps	(91,509)	—	(91,509)	—

Investments in Securities
Equity	6,983,619	6,983,619	—	—

Investment Funds (1)	133,065,693	—	—	—
Total Investments	$140,025,669	$7,051,485	$(91,509)	$—
(1)
Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets, Liabilities and Net Assets.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. There were no transfers between any levels for the year ended March 31, 2018.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
9.  Capital Share Transactions
The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.
The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.
To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly. Such repurchases occur on the last day of a fiscal quarter, at which point the repurchase amounts are fixed and recognized as a liability. If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.
For the year ended March 31, 2018, transactions in the Fund’s Shares were as follows:
	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	56,973.926	$6,033,000	55,688.531	$5,494,899	(406,343.121)	$(42,917,670)
Class A	6,870.675	702,000	5,767.547	532,633	(30,552.898)	(3,024,016)
	63,844.601	$6,735,000	61,456.078	$6,027,532	(436,896.019)	$(45,941,686)

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s and Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018
12.  Line of Credit Arrangement
The Fund maintains a committed, secured line of credit (the “Facility”) with Royal Bank of Canada (“RBC”). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum and (b) a commitment fee of 0.80% per annum and (c) a commitment amount of $20,000,000. For the year ended March 31, 2018, the Fund had weighted average borrowings of $315,068. The weighted average interest rate on borrowings for the year ended March 31, 2018 was 0.00907%. As of March 31, 2018, there was no outstanding balance under the line of credit.
For the year ended March 31, 2018, commitment fees of $160,000 were expensed and are included in the accompanying Statement of Operations. There were no commitment fees payable to RBC as of March 31, 2018.
The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement. The Fund met all financial covenants as of and during the year ended March 31, 2018.
13.  Federal Income Tax Information
The tax year end of the Fund is October 31. Accordingly, the amounts reported below reflect tax adjustments calculated at October 31, 2017.
(a) Fund Income Tax
Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature.
The following reclassifications, which were a result of tax differences relating to passive foreign investment companies, capitalized expenses and foreign currency transactions, have no effect on net assets. For the year ended March 31, 2018, the Fund decreased accumulated undistributed net investment loss by $11,538,683, decreased accumulated realized gain/(loss) by $11,533,459 and decreased paid-in-capital by $5,224.
Distributions on the Fund’s Shares are generally subject to federal income tax to the extent they do not exceed the Fund’s earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. The tax basis components of distributable earnings as of the close of October 31, 2017 (the Fund’s last tax-year end) were as follows:
Ordinary Income	$16,156,932
Capital Loss Carryforward	$(14,187,995)
Unrealized Appreciation/(Depreciation)	$(8,271,750)
For the year ended March 31, 2018, the tax character of distributions paid by the Fund was $16,156,932 of ordinary income. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

The cost and unrealized appreciation/(depreciation) of the Fund’s investments, including derivative contracts, as of March 31, 2018, as computed for federal tax purposes, were as follows:

GAI Corbin Multi-Strategy Fund, LLC Notes to Financial Statements (continued) March 31, 2018

Aggregate cost	$148,696,241
Gross unrealized appreciation	$7,674,400
Gross unrealized depreciation	(16,344,972)
Net unrealized depreciation	$(8,670,572)

(b) Domestic Blocker Income Tax
The Domestic Blocker liquidated on October 31, 2017, as described in more detail in Note 1. For the tax year ended October 31, 2017, the Domestic Blocker recorded a provision for income tax expense (benefit), in the amount of $(87,569). This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):
Current	$(87,569)
Deferred	$-
As of October 31, 2017, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $0, as all differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation had reversed as of that date due to the liquidation of the Domestic Blocker outlined in Note 1. The Domestic Blocker had no net deferred tax asset or liability recorded as of October 31, 2017, the date of its liquidation.
As with the Fund, the Domestic Blocker has a tax year end of October 31. The provision for income taxes is booked based on information available through March 31, 2018. The effect of the different book and tax year ends results in an additional timing difference that affects current taxes payable, but as noted above, all such differences reversed during the tax year ended October 31, 2017.
The statutory rate and effective rate was 35%.
The Domestic Blocker made several distributions to the Fund. These distributions were recorded as dividend income by the Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital. For the tax year ended October 31, 2017, the Domestic Blocker had $17,467 of earnings and profits.
14.  Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued.
Subsequent to year end, the Fund received additional subscriptions of $1,062,000.
Effective May 11, 2018, the commitment on the Fund’s credit facility with RBC was reduced to $12,000,000.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information

The Board of Managers of the Fund
The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Members of the Fund’s Board of Managers (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* (Born 1971)	Manager, President	Since 2010	Deputy Chief Investment Officer, Wells Fargo Private Bank, a division of Wells Fargo Bank, since 2014; Head of Global Alternative Investments and Executive Vice President, Wells Fargo Investment Institute, Inc., since 2014; President, Wells Fargo Investment Institute, Inc. (formerly known as Alternative Strategies Group, Inc.), 2003-2014; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Global Alternative Investment Services, Inc., since 2010; President, A.G. Edwards Capital, Inc., 2008- 2017	2
Chairman of the Board of Trustees, GAI Agility Income Fund, since 2010; Director, Global Alternative Investment Services, Inc., since 2010; Director, A.G. Edwards Capital, Inc., 2008-2017; Director, Wells Fargo Investment Institute, Inc., 2005-2014; Chairman of the Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Chairman of the Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

James Dean (Born 1956)	Manager	Since 2010(4)	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC at Chapel Hill, 1998-2013.	2	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
James Dunn (Born 1973)	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Treasurer, James Denmark Loan Fund, since 2013; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	2
Trustee, GAI Agility Income Fund, since 2010; Board Member, Milken Global Capital Markets Advisory Council, since 2009; Board Member, CAPTRUST Advisory Board, since 2011; Board Member, Ronald McDonald House of Winston-Salem Advisory Board, since 2011; Board Member, CFA North Carolina Society’s Strategic Advisory Board, since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

Stephen Golding (Born 1948)	Manager	Since 2010	Senior Vice President for Strategic Initiatives, Ohio University, since 2016; Chief Financial Officer, Vice President Finance and Administration, Ohio University, 2010-2016; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	2
Trustee, Washington College, since 2003; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016; Trustee, Wells College, 2012-2015.

James Hille (Born 1961)	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	2
Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, GAI Agility Income Fund, since 2010; Investment Advisory Committee, the Employee Retirement System of Texas, since 2011, Chair since 2015; Trustee, Communities Foundation of Texas, since 2012; Trustee, Silver Ventures, Inc., since 2012; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

Jonathan Hook (Born 1957)	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	2
Trustee, GAI Agility Income Fund, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2010-2016.

Dennis Schmal (Born 1947)	Manager	Since 2011	Self-employed; Board Director and Consultant.	2
Trustee, GAI Agility Income Fund, since 2011; Director, AssetMark GuideMark and Guide Path Mutual Funds (16 Funds), since 2006; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, Blue Calypso Inc., since 2015; Director, North Bay Bancorp, 2006-2007; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., 2003-2016; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Member of Board of Managers GAI Mesirow Insight Fund, LLC, 2011-2015; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, 2011-2016.

*	Indicates an Interested Manager.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (continued)

(1)	As of March 31, 2018.

(2)
Each Manager serves until death, retirement, resignation or removal from the Fund Board. Any Manager may be removed with or without cause, at any meeting of the Members by a vote of Members owning at least two-thirds of the total outstanding Shares.

(3)	The “Fund Complex” is currently comprised of two closed-end registered investment companies.

(4)	James Dean departed the Fund Board, effective May 11, 2018.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman (Born 1980)	Treasurer	Since 2010
Manager of Global Alternative Investments Finance and Accounting, Wells Fargo Investment Institute, Inc., since 2007; Senior Analyst, Wells Fargo Investment Institute, Inc., 2006; Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Senior Financial Analyst, Turbine, Inc.; 2003-2006.

Britta McCorduck (Born 1974)	Secretary	Since 2010
Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., 2008-2017; Director (2009-2014), Chief Administrative Officer, Wells Fargo Investment Institute, Inc., 2005-2014; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

Jeffrey Minerva (Born 1981)	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Wells Fargo Investment Institute, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005- 2006.

Daniel J. Mavico (Born 1977)	Chief Compliance Officer	Since 2017
Chief Compliance Officer, GAI Registered Funds, since 2017; Chief Compliance Officer, Wells Fargo Investment Institute, Inc., since 2017; Divisional General Counsel, Financial Advice & Solutions Group, USAA, 2014-2017; Executive Director & Senior Counsel, USAA, 2010-2014; Attorney, Goodwin Procter, 2009-2010.

Sean M. Nicolosi (Born 1973)	Chief Operating Officer	Since 2014
Director of Alternative Investment Operations, Wells Fargo Investment Institute, Inc., since 2014; Chief Operating Officer and Director, Global Alternative Investment Services, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., 2014-2017; Chief Operating Officer and Director, Wells Fargo Investment Institute, Inc., 2014; Vice President and Operations Manager, Wells Fargo Investment Institute, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Wells Fargo Investment Institute, Inc., 2005-2011.

(1)	As of March 31, 2018.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

GAI Corbin Multi-Strategy Fund, LLC Supplemental Information (continued)
Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.
Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2.	Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
Audit Fees
(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $140,250 for 2017 and $143,755 for 2018.

Audit-Related Fees
(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

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Tax Fees
(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $39,000 for 2017 and $39,000 for 2018. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.

All Other Fees
(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $100,000 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of May 10, 2018

Audit Committee of
GAI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)
Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)
I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

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Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.	Audit Services

The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.	Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.	All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.	Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.

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VII.	Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.
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EXHIBIT A

GAI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of May 10, 2018

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of the Funds in accordance with the Public Company Accounting Oversight Board including, but not limited to:
	◾	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR
◾
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	◾	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company
	◾	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

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Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
◾ Separate audit reports in connection with Rule 17f-2 security counts
◾ Various governmental agencies tax authorities and Fund mergers
Tax Services Tax services	Recurring tax services including, but not limited to:
◾ Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns
◾ Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%
(c) 100%
(d) 0%
(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $39,000 for 2017 and $39,000 for 2018.

(h)	Not applicable.

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Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  (the “Subadviser” or, for purposes of this Item 7, the “Adviser” or “Corbin”). The Proxy Voting Policies are set forth below.

CORBIN CAPITAL PARTNERS, L.P.
PROXY VOTING POLICY AND PROCEDURES
I.	Statement of Policy
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
II.	Proxy Voting Procedures
All proxies received by the Adviser will be sent to the Compliance Officer’s designee.  The Compliance Officer’s designee will:
●	Keep a record of each proxy received;
●	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;
●	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;
●
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

●
Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser if necessary, determine how the Adviser should vote the proxy following the procedures outlined below.  The Portfolio Manager or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy.  The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian/prime broker to the private investment fund how to vote the proxy and/or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner.  Proxies relating to private investment funds are generally completed by the custodian/prime broker of the private fund to which the proxy relates.

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III.	Voting Guidelines
In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients.  The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Portfolio Funds – typically involves votes with respect to terms and structure changes.

1.	The Adviser generally votes in favor of routine corporate housekeeping proposals.

2.
For all other proposals, particularly those affecting the investment terms and/or structure associated with clients’ investments in portfolio funds, the Adviser considers the best interests of each affected client when voting on proposed changes. When such vote would serve to increase fees or decrease liquidity to the client or otherwise have an adverse effect on the client, the Adviser would vote for such terms only if it were in the best interests of the client.

Direct Equities Voted By the Adviser

1.	The Adviser generally votes in favor of routine corporate housekeeping proposals.

2.
For all other proposals, the Adviser will generally vote in accordance with the     recommendation of management unless such vote would have an adverse effect on a client, taking into account the following factors and any others deemed relevant by the Adviser:

◾	Whether the proposal was recommended by management and the Adviser’s opinion of management;
◾	Whether the proposal acts to entrench existing management; and
◾	Whether the proposal fairly compensates management for past and future performance.

Managed Accounts

Managed accounts established by the Adviser on behalf of clients may engage in direct trading in equities. In these situations, the Adviser may delegate to the portfolio manager of such managed account the authority and responsibility to exercise proxy voting rights related to such account in accordance with such portfolio manager’s proxy voting policies. It is possible that more than one portfolio manager managing managed accounts for the same client may have positions in the same security that is subject to a proxy solicitation. In such circumstances, the portfolio managers may vote such proxy in a conflicting manner; provided that each portfolio manager has determined that its particular vote is consistent with its proxy voting policies. It is also possible that the same security may be owned directly by a client and by a portfolio manager managing a managed account for the same client or a different client and Adviser and the portfolio manager may vote such proxy in a conflicting manner.

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Voting in General

As a general matter, the Adviser does not permit clients to direct votes in a particular solicitation.

Certain clients may vote differently on proxies for a number of reasons, including, but not limited to, differing investment objectives, guidelines, or portfolio constraints. Further, the Adviser employees may invest in portfolio funds or direct equities and may vote their interests differently than clients. These opposing votes may materially impact the ability of the Adviser from realizing the proxy result it desires. In addition, because the Adviser acts as a sub-advisor to a closed-end management investment company that is registered under the 1940 Act, certain provisions of the 1940 Act may cause the Adviser to waive voting rights they may otherwise have.

The Adviser may abstain from voting when it determines an abstention to be in the best interests of the applicable client.

IV.	Conflicts of Interest

The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.

If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.

V.	Disclosure

◾
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

◾
A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary. The Compliance Officer or his designee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.

10

VI.	Recordkeeping

The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

◾	Copies of this proxy voting policy and procedures, and any amendments thereto.

◾	A copy of each proxy statement or similar solicitation that the Adviser receives.

◾	A record of each vote that the Adviser casts.

◾	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

◾
A copy of each written client request for information on how the Adviser voted, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

VII.	Additional Procedures

◾
The Compliance Officer or his designee shall review, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Wells Fargo Investment Institute, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser” or “Corbin”).
Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom, CFA
Managing Partner, Chief Investment Officer

Craig leads investment research and portfolio management and has responsibility for investment process and results across Corbin. He also has direct investment research responsibilities for Corbin’s investments in credit and relative value strategies, including portfolio management for our credit opportunity program, direct and co-investments and our hedge overlay program. Craig is a member of the Investment Committee, the Private Investment Committee, the Valuation Committee and the Hedging and Allocation Committee. Prior to joining Corbin in January 2002, Craig was the Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for firm wide market risk management, hedge fund product development and derivatives strategy.  Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley.  Craig graduated from Dartmouth College with a B.A. in Government, and he was awarded the CFA charter in 1997.
11

Robert Zellner
Senior Partner, Deputy Chief Investment Officer
Rob leads the portfolio construction process, and co-heads custom portfolio construction. He is also responsible for research on global macro strategies, and covers corporate and asset-backed credit strategies. Rob is a member of the Investment Committee and the Hedging and Allocation Committee.  Prior to joining Corbin in April 2005, Rob worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima's fund of funds products. Previously, Rob was a Vice President in the Fixed Income Portfolio Analytics Group at BlackRock Financial Management, where he advised on many of their top mortgage banking relationships. Rob graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member

(As of March 31, 2018)
Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets***	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	5	$4,115,840,933	5	$4,115,840,933
	Other Accounts:	10	$2,536,529,895	9	$1,845,385,326
* Not including the Fund
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account
***Double counts certain assets due to certain Corbin managed vehicles or accounts investing in other Corbin managed vehicles or accounts

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. To the extent the Subadviser purchases interests in the same Investment Fund for the Fund and other accounts, the Fund, subject to applicable law, may be restricted from purchasing additional interests in such Investment Fund. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers, where possible and appropriate, are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities in a fair and equitable basis over time, consistent with the Subadviser’s allocation policy in effect from time to time.
12

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time, consistent with the Subadviser’s allocation policy in effect from time to time. The Subaviser manages certain pooled investment vehicles that have a specific investment focus or criteria (the “Specialty Funds”). A Specialty Fund will be allocated its desired portion of investment opportunities that fall within its mandate before other accounts or the Fund receive allocations of such investment opportunities. Capacity not utilized by such Specialty Fund will be available for the Fund and other accounts (including accounts that held investments in such Specialty Fund), pro rata on the basis of desired participation.

Subadviser's hedging and allocation committee (the “HAC”) which includes Subadviser's chief investment officer, deputy chief investment officer and director of portfolio solutions and risk management, in consultation with the investment committee, is responsible for determining the allocation of investment opportunities in accordance with the allocation policy. A sub-set of Subadviser’s compliance and risk assessment committee (the “CRAC”), which consists of Corbin's chief operating officer, chief financial officer, general counsel, compliance officer and director of operational due diligence, conducts a monthly review of all transactions executed by Subadviser across all accounts, including the Fund. This sub-set reviews all allocation decisions monthly (or more frequently, as necessary) to ensure that such allocations are fair and equitable over time, consistent with the allocation policy, in effect from time to time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members
As of March 31, 2018

All professionals of the Subadviser are compensated with a base salary and annual bonus, based on individual performance and overall profitability of the Subadviser, aligning compensation with performance.  After two years of employment, a 401(a) profit sharing plan, which is part of the base salary and annual bonus, is mandatory for all professionals. The Subadviser Portfolio Managers are partners of the Subadviser and as such participate in the profitability of the business based on their ownership percentage.  Subadviser also offers select non-partners a deferred compensation program pursuant to which deferred amounts are pegged to the performance of selected funds managed by the Subadviser and vest over pre-determined time periods.  Compensation is generally determined by senior management and the general partner of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

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(a)(4)	Disclosure of Securities Ownership

None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.
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Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	GAI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	June 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	June 4, 2018

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	June 4, 2018

* Print the name and title of each signing officer under his or her signature.

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